EXHIBIT 10.38

                                 PROMISORY NOTE

--------------------------------------------------------------------------------
PRINCIPAL     LOAN DATE    MATURITY   LOAN NO CALL/COLL ACCOUNT OFFICER INITIALS
 $56,000.00  07-25-2008  08-05-2013               452              086
--------------------------------------------------------------------------------
  References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "- - - " has been omitted due to text length limitations.
--------------------------------------------------------------------------------

BORROWER: AMERICAN CONSUMERS, INC. DBA SHOP RITE  LENDER:  GATEWAY BANK & TRUST
          55 HANNAH WAY                                    MAIN
          ROSSVILLE, GA 30741                              5102 ALABAMA HWY
                                                           RINGGOLD, GA 30736
                                                           (706) 965-5500

================================================================================
Principal Amount:  $56,000.00               Date of Note: July 25, 2008

PROMISE TO PAY. AMERICAN CONSUMERS,  INC. DBA SHOP RITE ("Borrower") promises to pay to GATEWAY BANK & TRUST ("Lender"),  or order, in lawful money of the United
States of America,  the principal amount of Fifty-Six  Thousand & 00/100 Dollars
($56,000.00),  together with interest on the unpaid principal  balance from July
25, 2008, until paid in full.

PAYMENT.  Subject to any  payment  changes  resulting  from change in the Index,
Borrower will pay this loan in 60 payments of $1,086.86 each payment. Borrower's first payment is due September 5, 2008, and all  subsequent  payments are due on the same day of each month after that.  Borrower's  final payment will be due on
August 5, 2013,  and will be for all principal and all accrued  interest not yet paid.  Payments  include  principal and  interest.  Unless  otherwise  agreed or required by applicable law, payments will be applied first to any accrued unpaid interest;  then to principal;  then to any unpaid  collection costs; and then to any late charges. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an  independent  index which is the Wall Street
Journal Prime Rate (the "Index").  The Index is not  necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying  Borrower.
Lender will tell Borrower the current Index rate upon  Borrower's  request.  The interest  rate  change  will not occur  more  often  than each  month.  Borrower understands  that Lender may make loans based on other rates as well.  The Index currently  is 5.000% per annum.  The  interest  rate to be applied to the unpaid principal  balance of this Note will be calculated as described in the "INTEREST
CALCULATION  METHOD"  paragraph using a rate of 0.500 percentage points over the
Index,  adjusted if  necessary  for any minimum  and  maximum  rate  limitations described below,  resulting in an initial annual rate of simple interest,  based on a year of 360  days,  of  6.000%.  NOTICE:  Under no  circumstances  will the interest  rate on this  Note be less  than  6.000%  per  annum or more  than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option,  may do one or more of the following:  (A) increase
Borrower's payments to ensure Borrower's loan will pay off by its original final
maturity   date,   (B)   increase   Borrower's   payments   to  cover   accruing
interest,(C)increase  the  number  of  Borrower's  payments,  and  (D)  continue
Borrower's payments at the same amount and increase Borrower's final payment.

INTEREST  CALCULTION  METHOD.  Interest  on this Note is  computed  on a 365/360 basis;  that is, by applying the ratio of the  interest  rate over a year of 360 days, multiplied by the outstanding principal balance,  multiplied by the actual number of days, the principal balance is outstanding. All interest payable under this Note is computed using this method.

PREPAYMENT;  MINIMUM  INTEREST  CHARGE.  Borrower  agrees that all loan fees and other  prepaid  finance  charges are earned fully as of the date of the loan and will not be subject to refund  upon early  payment  (whether  voluntary  or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower  understands that Lender is entitled to a minimum interest charge of $ 10.00. Other than Borrower's  obligation to pay any minimum  interest  charge,  Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early  payments will not,  unless agreed to by Lender in writing,  relieve Borrower of Borrower's  obligation to continue to make payments under the payment schedule.  Rather, early payments will reduce the principal  balance due and may result in Borrower's  making fewer  payments.
Borrower  agrees not to send Lender  payments  marked  "paid in full",  "without recourse",  or similar  language.  If Borrower sends such a payment,  Lender may accept it without  losing any of Lender's  rights under this Note,  and Borrower will  remain  obligated  to pay any further  amount owed to Lender.  All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes  "payment in full" of the amount owed or that is tendered with other  conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: GATEWAY BANK &
TRUST, Main, 5102 Alabama Hwy, Ringgold, GA 30736.

LATE  CHARGE.  If a payment  is 10 days or more late,  Borrower  will be charged
10.000% of the  unpaid  portion of the  regularly  scheduled  payment or $10.00, whichever is greater, regardless of any partial payments Lender has received.

INTEREST  AFTER  DEFAULT.  Upon  default,  including  failure  to pay upon final maturity,  the total sum due under this Note will continue to accrue interest at the interest rate under this Note.  However,  in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT.  Each of the following shall  constitute an event of default ("Event of
Default") under this Note:

     Payment  Default.  Borrower  fails to make any payment  when due under this
     Note.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation,  covenant or condition  contained in this Note or in any of the related  documents  or to comply with or to perform  any term,  obligation, covenant or condition  contained in any other agreement  between Lender and
     Borrower.

     Default in Favor of Third Parties.  Borrower or any Grantor  defaults under any loan,  extension  of  credit,  security  agreement,  purchase  or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     False  Statements.  Any  warranty,  representation  or  statement  made  or furnished to Lender by Borrower or on Borrower's  behalf under this Note or the related  documents  is false or  misleading  in any  material  respect, either now or at the time made or furnished or becomes  false or misleading at any time thereafter.

     Insolvency.  The  dissolution or  termination of Borrower's  existence as a going business,  the insolvency of Borrower,  the appointment of a receiver for any part of  Borrower's  property,  any  assignment  for the benefit of creditors,  any  type  of  creditor  workout,  or the  commencement  of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Creditor  or  Forfeiture   Proceedings.   Commencement  of  foreclosure  or
     forfeiture   proceedings,   whether  by  judicial  proceeding,   self-help,
     repossession  or any other  method,  by any  creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's  accounts,  including  deposit accounts, with Lender.  However,  this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or  reasonableness of the claim which is the basis of the creditor or  forfeiture  proceeding  and if
     Borrower  gives  Lender  written  notice  of  the  creditor  or  forfeiture proceeding  and  deposits  with  Lender  monies  or a  surety  bond for the creditor or forfeiture  proceeding,  in an amount  determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any  Guarantor  of any of the  indebtedness  or any  Guarantor  dies  or becomes  incompetent,  or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

     Change In Ownership.  Any change in ownership of twenty-five  percent (25%)
     or more of the common stock of Borrower.

     Adverse Change.  A material  adverse change occurs in Borrower's  financial condition,  or Lender  believes the prospect of payment or  performance  of this Note is impaired.

     Insecurity. Lender in good faith believes itself insecure.

LENDER'S  RIGHTS.  Upon default,  Lender may declare the entire unpaid principal balance under this Note and all accrued  unpaid  interest  immediately  due, and then Borrower will pay that amount.

ATTORNEYS' FEES;  EXPENSES.  Lender may hire or pay someone else to help collect this Note if Borrower does not pay.  Borrower will pay Lender that amount.  This includes,  subject  to any  limits  under  applicable  law,  Lender's  costs  of collection,  including  court costs and fifteen  percent  (15%) of the principal plus accrued  interest as attorneys' fees, if any sums owing under this Note are collected  by or through an attorney at law,  whether or not there is a lawsuit, and legal expenses for bankruptcy  proceedings  (including  efforts to modify or vacate any automatic  stay or  injunction),  and appeals.  If not  prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING  LAW.  This Note will be governed by federal law  applicable to Lender and,  to the  extent not  preempted  by  federal  law,  the laws of the State of
Georgia  without regard to its conflicts of law  provisions.  This Note has been accepted by Lender in the State of Georgia.

                                 PROMISSORY NOTE
                                   (Continued)                            Page 2

================================================================================

DISHONORED  ITEM  FEE.  Borrower  will  pay a fee to  Lender  of $ 15.00 or five percent (5%) of the face amount of the check,  whichever is greater, if Borrower makes a payment on Borrower's  loan and the check or  preauthorized  charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff in all  Borrower's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes all accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the indebtedness  against any and all such  accounts,  and, at Lender's  option,  to administratively  freeze all such  accounts to allow Lender to protect  Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by UCC ON REGISTER SYSTEM
AND ALL BUSINESS ASSETS, INCLUDING BUT NOT LIMITED TO: ACCOUNTS, A/R, CASH FLOW,
INVENTORY,  FURNITURE,  FIXTURES, EQUIPMENT,  MACHINERY,  COMPUTERS,  REGISTERS,
LEASEHOLD IMPROVEMENTS; CD#22032118 CARRIED WITH GATEWAY BANK AND TRUST WITH THE
APPROXIMATE BALANCE OF $307,900.32.

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs,  personal  representatives,  successors and assigns,  and shall inure to the benefit of Lender and its successors and assigns,

GENERAL PROVISIONS.  If any part of this Note cannot be enforced, this fact will not affect the rest of the Note.  Lender may delay or forgo enforcing any of its rights or remedies under this Note without  losing them.  Borrower and any other person who signs,  guarantees or endorses  this Note,  to the extent  allowed by law, waive  presentment,  demand for payment,  and notice of dishonor.  Upon any change in the terms of this  Note,  and  unless  otherwise  expressly  stated in
writing,   no  party  who  signs  this  Note,   whether  as  maker,   guarantor,
accommodation  maker or endorser,  shall be released  from  liability.  All such parties waive any right to require Lender to take action against any other party who signs this Note as  provided  in  O.C.G.A.  Section  10-7-24  and agree that
Lender may renew or extend  (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral;  and take any other action deemed necessary by Lender without the consent of or notice to anyone.  All such parties  also agree that Lender may modify  this loan  without the consent of or notice to anyone other than the party with whom the  modification  is made.  The obligations under this Note are joint and several.

THIS NOTE IS GIVEN  UNDER  SEAL AND IT IS  INTENDED  THAT THIS NOTE IS AND SHALL
CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

AMERICAN CONSUMERS, INC. DBA SHOP RITE

By: /s/ Michael A. Richardson             (Seal)  By: /s/ Paul R. Cook                        (Seal)
    --------------------------------------            ----------------------------------------
    MICHAEL A. RICHARDSON, President of               PAUL R. COOK, Chief Financial Officer of
    AMERICAN CONSUMERS, INC. DBA SHOP RITE            AMERICAN CONSUMERS, INC. DBA
                                                      SHOP RITE

                                 PROMISORY NOTE

--------------------------------------------------------------------------------
PRINCIPAL     LOAN DATE    MATURITY   LOAN NO CALL/COLL ACCOUNT OFFICER INITIALS
 $56,000.00  07-25-2008  08-05-2013               452              086
--------------------------------------------------------------------------------
  References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "- - - " has been omitted due to text length limitations.
--------------------------------------------------------------------------------

BORROWER: AMERICAN CONSUMERS, INC. DBA SHOP RITE  LENDER:  GATEWAY BANK & TRUST
          55 HANNAH WAY                                    MAIN
          ROSSVILLE, GA 30741                              5102 ALABAMA HWY
                                                           RINGGOLD, GA 30736
                                                           (706) 965-5500

================================================================================
Principal Amount:  $56,000.00               Date of Note: July 25, 2008

PROMISE TO PAY. AMERICAN CONSUMERS,  INC. DBA SHOP RITE ("Borrower") promises to pay to GATEWAY BANK & TRUST ("Lender"),  or order, in lawful money of the United
States of America,  the principal amount of Fifty-Six  Thousand & 00/100 Dollars
($56,000.00),  together with interest on the unpaid principal  balance from July
25, 2008, until paid in full.

PAYMENT.  Subject to any  payment  changes  resulting  from change in the Index,
Borrower will pay this loan in 60 payments of $1,086.86 each payment. Borrower's first payment is due September 5, 2008, and all  subsequent  payments are due on the same day of each month after that.  Borrower's  final payment will be due on
August 5, 2013,  and will be for all principal and all accrued  interest not yet paid.  Payments  include  principal and  interest.  Unless  otherwise  agreed or required by applicable law, payments will be applied first to any accrued unpaid interest;  then to principal;  then to any unpaid  collection costs; and then to any late charges. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an  independent  index which is the Wall Street
Journal Prime Rate (the "Index").  The Index is not  necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying  Borrower.
Lender will tell Borrower the current Index rate upon  Borrower's  request.  The interest  rate  change  will not occur  more  often  than each  month.  Borrower understands  that Lender may make loans based on other rates as well.  The Index currently  is 5.000% per annum.  The  interest  rate to be applied to the unpaid principal  balance of this Note will be calculated as described in the "INTEREST
CALCULATION  METHOD"  paragraph using a rate of 0.500 percentage points over the
Index,  adjusted if  necessary  for any minimum  and  maximum  rate  limitations described below,  resulting in an initial annual rate of simple interest,  based on a year of 360  days,  of  6.000%.  NOTICE:  Under no  circumstances  will the interest  rate on this  Note be less  than  6.000%  per  annum or more  than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option,  may do one or more of the following:  (A) increase
Borrower's payments to ensure Borrower's loan will pay off by its original final
maturity   date,   (B)   increase   Borrower's   payments   to  cover   accruing
interest,(C)increase  the  number  of  Borrower's  payments,  and  (D)  continue
Borrower's payments at the same amount and increase Borrower's final payment.

INTEREST  CALCULTION  METHOD.  Interest  on this Note is  computed  on a 365/360 basis;  that is, by applying the ratio of the  interest  rate over a year of 360 days, multiplied by the outstanding principal balance,  multiplied by the actual number of days, the principal balance is outstanding. All interest payable under this Note is computed using this method.

PREPAYMENT;  MINIMUM  INTEREST  CHARGE.  Borrower  agrees that all loan fees and other  prepaid  finance  charges are earned fully as of the date of the loan and will not be subject to refund  upon early  payment  (whether  voluntary  or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower  understands that Lender is entitled to a minimum interest charge of $ 10.00. Other than Borrower's  obligation to pay any minimum  interest  charge,  Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early  payments will not,  unless agreed to by Lender in writing,  relieve Borrower of Borrower's  obligation to continue to make payments under the payment schedule.  Rather, early payments will reduce the principal  balance due and may result in Borrower's  making fewer  payments.
Borrower  agrees not to send Lender  payments  marked  "paid in full",  "without recourse",  or similar  language.  If Borrower sends such a payment,  Lender may accept it without  losing any of Lender's  rights under this Note,  and Borrower will  remain  obligated  to pay any further  amount owed to Lender.  All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes  "payment in full" of the amount owed or that is tendered with other  conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: GATEWAY BANK &
TRUST, Main, 5102 Alabama Hwy, Ringgold, GA 30736.

LATE  CHARGE.  If a payment  is 10 days or more late,  Borrower  will be charged
10.000% of the  unpaid  portion of the  regularly  scheduled  payment or $10.00, whichever is greater, regardless of any partial payments Lender has received.

INTEREST  AFTER  DEFAULT.  Upon  default,  including  failure  to pay upon final maturity,  the total sum due under this Note will continue to accrue interest at the interest rate under this Note.  However,  in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT.  Each of the following shall  constitute an event of default ("Event of
Default") under this Note:

     Payment  Default.  Borrower  fails to make any payment  when due under this
     Note.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation,  covenant or condition  contained in this Note or in any of the related  documents  or to comply with or to perform  any term,  obligation, covenant or condition  contained in any other agreement  between Lender and
     Borrower.

     Default in Favor of Third Parties.  Borrower or any Grantor  defaults under any loan,  extension  of  credit,  security  agreement,  purchase  or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     False  Statements.  Any  warranty,  representation  or  statement  made  or furnished to Lender by Borrower or on Borrower's  behalf under this Note or the related  documents  is false or  misleading  in any  material  respect, either now or at the time made or furnished or becomes  false or misleading at any time thereafter.

     Insolvency.  The  dissolution or  termination of Borrower's  existence as a going business,  the insolvency of Borrower,  the appointment of a receiver for any part of  Borrower's  property,  any  assignment  for the benefit of creditors,  any  type  of  creditor  workout,  or the  commencement  of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     Creditor  or  Forfeiture   Proceedings.   Commencement  of  foreclosure  or
     forfeiture   proceedings,   whether  by  judicial  proceeding,   self-help,
     repossession  or any other  method,  by any  creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's  accounts,  including  deposit accounts, with Lender.  However,  this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or  reasonableness of the claim which is the basis of the creditor or  forfeiture  proceeding  and if
     Borrower  gives  Lender  written  notice  of  the  creditor  or  forfeiture proceeding  and  deposits  with  Lender  monies  or a  surety  bond for the creditor or forfeiture  proceeding,  in an amount  determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any  Guarantor  of any of the  indebtedness  or any  Guarantor  dies  or becomes  incompetent,  or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

     Change In Ownership.  Any change in ownership of twenty-five  percent (25%)
     or more of the common stock of Borrower.

     Adverse Change.  A material  adverse change occurs in Borrower's  financial condition,  or Lender  believes the prospect of payment or  performance  of this Note is impaired.

     Insecurity. Lender in good faith believes itself insecure.

LENDER'S  RIGHTS.  Upon default,  Lender may declare the entire unpaid principal balance under this Note and all accrued  unpaid  interest  immediately  due, and then Borrower will pay that amount.

ATTORNEYS' FEES;  EXPENSES.  Lender may hire or pay someone else to help collect this Note if Borrower does not pay.  Borrower will pay Lender that amount.  This includes,  subject  to any  limits  under  applicable  law,  Lender's  costs  of collection,  including  court costs and fifteen  percent  (15%) of the principal plus accrued  interest as attorneys' fees, if any sums owing under this Note are collected  by or through an attorney at law,  whether or not there is a lawsuit, and legal expenses for bankruptcy  proceedings  (including  efforts to modify or vacate any automatic  stay or  injunction),  and appeals.  If not  prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING  LAW.  This Note will be governed by federal law  applicable to Lender and,  to the  extent not  preempted  by  federal  law,  the laws of the State of
Georgia  without regard to its conflicts of law  provisions.  This Note has been accepted by Lender in the State of Georgia.

                                 PROMISSORY NOTE
                                   (Continued)                            Page 2

================================================================================

DISHONORED  ITEM  FEE.  Borrower  will  pay a fee to  Lender  of $ 15.00 or five percent (5%) of the face amount of the check,  whichever is greater, if Borrower makes a payment on Borrower's  loan and the check or  preauthorized  charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff in all  Borrower's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes all accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the indebtedness  against any and all such  accounts,  and, at Lender's  option,  to administratively  freeze all such  accounts to allow Lender to protect  Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by UCC ON REGISTER SYSTEM
AND ALL BUSINESS ASSETS, INCLUDING BUT NOT LIMITED TO: ACCOUNTS, A/R, CASH FLOW,
INVENTORY,  FURNITURE,  FIXTURES, EQUIPMENT,  MACHINERY,  COMPUTERS,  REGISTERS,
LEASEHOLD IMPROVEMENTS; CD#22032118 CARRIED WITH GATEWAY BANK AND TRUST WITH THE
APPROXIMATE BALANCE OF $307,900.32.

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs,  personal  representatives,  successors and assigns,  and shall inure to the benefit of Lender and its successors and assigns,

GENERAL PROVISIONS.  If any part of this Note cannot be enforced, this fact will not affect the rest of the Note.  Lender may delay or forgo enforcing any of its rights or remedies under this Note without  losing them.  Borrower and any other person who signs,  guarantees or endorses  this Note,  to the extent  allowed by law, waive  presentment,  demand for payment,  and notice of dishonor.  Upon any change in the terms of this  Note,  and  unless  otherwise  expressly  stated in
writing,   no  party  who  signs  this  Note,   whether  as  maker,   guarantor,
accommodation  maker or endorser,  shall be released  from  liability.  All such parties waive any right to require Lender to take action against any other party who signs this Note as  provided  in  O.C.G.A.  Section  10-7-24  and agree that
Lender may renew or extend  (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral;  and take any other action deemed necessary by Lender without the consent of or notice to anyone.  All such parties  also agree that Lender may modify  this loan  without the consent of or notice to anyone other than the party with whom the  modification  is made.  The obligations under this Note are joint and several.

THIS NOTE IS GIVEN  UNDER  SEAL AND IT IS  INTENDED  THAT THIS NOTE IS AND SHALL
CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

AMERICAN CONSUMERS, INC. DBA SHOP RITE

By: /s/ Michael A. Richardson             (Seal)  By: /s/ Paul R. Cook                        (Seal)
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    MICHAEL A. RICHARDSON, President of               PAUL R. COOK, Chief Financial Officer of
    AMERICAN CONSUMERS, INC. DBA SHOP RITE            AMERICAN CONSUMERS, INC. DBA
                                                      SHOP RITE